Exhibit 99.1

Innventure LLC and Learn CW Investment Corporation Announce Closing of Business Combination

Innventure Common Stock Expected to Begin Trading on October 3, 2024, on the Nasdaq Global Market Under Ticker Symbol “INV”

ORLANDO, Fla. (October 2, 2024) – Innventure, Inc. (Nasdaq: INV) and Learn CW Investment Corporation (NASDAQ: LCW) (“Learn CW”), a special purpose acquisition company, today announced the completion of their previously announced business combination ("Business Combination”). The Business Combination was approved at an extraordinary general meeting of Learn CW’s shareholders on September 30, 2024. Upon the completion of the Business Combination, the combined company changed its name to Innventure, Inc. and its common stock is expected to begin trading on the Nasdaq Stock Market under the new ticker symbol “INV” beginning on October 3, 2024.

In connection with the closing of the Business Combination, Innventure is expected to ring the Closing Bell at 4 p.m. EST on October 3, 2024 at the Nasdaq Marketsite.

“We’re thrilled to reach this milestone, which supports our goal to found, fund and operate companies that offer transformative technology solutions,” said Bill Haskell, CEO of Innventure. “We believe becoming a public company creates a unique opportunity to offer investors access to technologies with early-stage economics and late-stage risk. I’m grateful to our partners at Learn CW for recognizing the value of our unique business model and supporting our vision to be a conglomerate of majority-owned companies. I’d also like to thank our multinational corporation partners for their engagement and collaboration, and the trust they put in us to commercialize their breakthrough technologies. We look forward to growing Innventure and maximizing shareholder value over the long term.”

Rob Hutter, CEO of Learn CW, added, “As someone who has spent my career in venture creation, I am thrilled to help bring Innventure to the public market. I believe this public listing will further accelerate Innventure’s credibility and standing as the innovation launch partner of choice for the world’s largest companies, giving Innventure, in my opinion, the pick of the best opportunities for years to come and enabling investors to share in a remarkable stream of innovative companies that could compound over time and that are available few other places.”

Innventure uses operational expertise to take what it believes to be breakthrough technologies sourced from multinational corporations to market. In the process, Innventure builds and scales companies around these technologies using a systematic, quantitative and repeatable analysis.

Innventure has launched three such companies since its inception: PureCycle Technologies, Inc., AeroFlexx and Accelsius. PureCycle became a publicly traded company in 2021.

Advisors

Jones Day acted as legal advisor to Innventure, and Sidley Austin LLP acted as legal advisor to Learn CW. The Maples Group acted as Cayman legal advisor to Learn CW.

About Innventure
Innventure founds, funds, and operates companies with a focus on transformative, sustainable technology solutions acquired or licensed from multinational corporations. As owner-operators, Innventure takes what it believes to be breakthrough technologies from early evaluation to scaled commercialization utilizing an approach designed to help mitigate risk as it builds disruptive companies it believes have the potential to achieve a target enterprise value of at least $1 billion. Innventure defines ‘‘disruptive’’ as innovations that have the ability to significantly change the way businesses, industries, markets and/or consumers operate.

About Learn CW Investment Corporation
Learn CW Investment Corporation (“Learn CW”) was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses. Learn CW is sponsored by CWAM LC Sponsor LLC, an affiliate of Learn Capital, LLC (“Learn Capital”) and Commonwealth Asset Management. Learn Capital is a leading venture capital firm focused on early- and mid-stage investments in the $5.4 trillion global education sector. Learn Capital was founded in 2008 by Rob Hutter and Greg Mauro, who formerly managed an affiliate of Founders Fund. The firm possesses decades of founding, operating, and investing experience in the education, consumer, hard tech, and enterprise technology sectors. Commonwealth Asset Management is a Los Angeles-based asset management platform founded in June 2019 and led by Adam Fisher, who is the former Head of Global Macro and Real Estate at Soros Fund Management LLC and the former founder and Chief Investment Officer of Commonwealth Opportunity Capital, GP LLC.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the parties or the parties’ respective management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the anticipated benefits of the Business Combination, including revenue growth and financial performance, product expansion and services, and the financial condition, results of operations, earnings outlook and prospects of Innventure and/or Learn CW, including, in all cases, statements for the period following the consummation of the Business Combination. Any statements contained herein that are not statements of historical fact are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on the current expectations and beliefs of the management of Learn CW and Innventure in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Learn CW and Innventure as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Learn CW or Innventure will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those discussed and identified in the public filings made or to be made with the U.S. Securities and Exchange Commission (the “SEC”) by Learn CW, including in the final prospectus relating to Learn CW’s initial public offering, which was filed with the SEC on October 12, 2021 under the heading “Risk Factors,” or made or to be made by Learn SPAC Holdco, Inc., including in the registration statement on Form S-4, which was filed in connection with the Business Combination and has been declared effective by the SEC, and the definitive proxy statement/consent solicitation statement/prospectus relating to the Business Combination which was mailed to the Learn CW shareholders and sent to the unitholders of Innventure LLC. These risks and uncertainties include: expectations regarding Innventure’s strategies and future financial performance, including its future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Innventure’s ability to invest in growth initiatives; the implementation, market acceptance and success of Innventure’s business model and growth strategy; Innventure’s future capital requirements and sources and uses of cash; that Innventure will have sufficient capital upon the approval of the Business Combination to operate as anticipated; Innventure’s ability to obtain funding for its operations and future growth; developments and projections relating to Innventure’s competitors and industry; the outcome of any legal proceedings that may be instituted against Learn SPAC Holdco, Inc., Learn CW or Innventure following the closing of the Business Combination; the risk that the announcement and consummation of the proposed Business Combination disrupts Innventure’s current plans; the ability to recognize the anticipated benefits of the Business Combination; unexpected costs related to the proposed Business Combination; limited liquidity and trading of Learn CW’s securities; geopolitical risk and changes in applicable laws or regulations; the possibility that Learn CW and/or Innventure may be adversely affected by other economic, business, and/or competitive factors; the potential characterization of Innventure as an investment company subject to the Investment Company Act of 1940; and operational risk. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to Learn CW and Innventure as of the date hereof, and Learn CW and Innventure assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Media Contact: Laurie Steinberg, Solebury Strategic Communications
press@innventure.com

Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications
investorrelations@innventure.com